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                                                                 EXHIBIT 10.18F

                          FIRST AMENDMENT TO LOAN AGREEMENT


          This First Amendment to Loan Agreement is made as of December 30, 1997 between International Wireless Communications Holdings, Inc., a Delaware corporation (the "BORROWER"), and Toronto Dominion Investments, Inc. ("TDI").

          The Borrower, TDI and certain other Lenders named therein are parties to a Loan Agreement dated as of August 18, 1997 (the "LOAN AGREEMENT"). Each capitalized term which is used and not otherwise defined in this First Amendment has the meaning which the Loan Agreement assigns to that term.

          The Borrower has informed the Lenders that it anticipates being out of compliance with the covenant set forth in Section 5.01(j) of the Loan Agreement and has requested that the Lenders amend that covenant as set forth in this First Amendment. TDI (which, by itself, constitutes Requisite Lenders) has agreed to make such amendment.

          Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Section 5.01(j) of the Loan Agreement is hereby amended by deleting the number "$2,000,000" and replacing such number with the number "$1,500,000".

          2. Except as amended by Section 1 above, the Loan Agreement remains in full force and effect. The Borrower represents and warrants that, after giving effect to the amendment set forth in Section 1 above (if necessary), no Default or Potential Event of Default is in existence as at the date hereof.


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     The Borrower and TDI have caused this First Amendment to be executed and delivered as of the date first set forth above.

                                        INTERNATIONAL WIRELESS COMMUNICATIONS
                                        HOLDINGS, INC.

                                        By: /s/ DOUGLAS S. SINCLAIR
                                           --------------------------------
                                        Its: EXECUTIVE VICE PRESIDENT AND
                                            -------------------------------
                                             CHIEF FINANCIAL OFFICER

                                        TORONTO DOMINION INVESTMENTS, INC.

                                        By: /s/ MARTHA GARIEPY
                                           --------------------------------
                                        Its: VICE PRESIDENT
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